STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Jun. 30, 2019
STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Basis of Preparation
(a)	Basis of Preparation

The financial statements are general purpose financial statements, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”).

The Group is a for-profit entity for the purposes of preparing the consolidated financial statements.

The financial report has been prepared on a historical cost basis and is presented in United States dollars (US$). Amounts in the financial statements are rounded off to the nearest thousand dollars, unless otherwise indicated.

Going concern

The consolidated financial statements have been prepared on the going concern basis, which assumes the continuity of normal business activity and the realisation of assets and the settlement of liabilities in the ordinary course of business.

For the year ended June 30, 2019, the Group has incurred net losses of US$13.1 million (2018: US$7.1 million), experienced net cash outflows from operating activities of US$7.6 million (2018: US$4.1 million) and net cash outflows from investing activities of US$59.1 million (2018: US$28.2 million).

During the year, the Group executed a Term Loan Facility (“TLF”) with Tribeca (as agent) for the purpose of refinancing existing debt, expansion development of the Poplar Grove Mine and working capital. The first US$40 million tranche of the TLF has been drawn, and the Group’s previous US$21.7 million debt facility from Macquarie Bank Limited was repaid in full.

Following a slower than expected ramp-up which led to a funding gap after year end, the Group executed a term sheet with Tribeca for a Proposed Royalty Financing to raise approximately US$9.0 million (before costs) and for a Proposed Term Loan Amendment to, amongst other things, resize the second tranche of the TLF from US$16.0 million to US$10.0 million. The Proposed Term Loan Amendment will also ensure that the termination of the Group’s coal sales agreement with Big Rivers Electric Corporation (“BREC”) in July 2019, the dispute regarding the Group’s construction contract with Frontier-Kemper Constructors, Inc. (“Frontier-Kemper”) and the mechanic’s lien filed by Frontier-Kemper, and the funding gap which has led to the Group’s cash reserves being less than the required minimum cash balance of US$5.0 million, do not result in any events of default under the TLF.

The term sheet has been approved by Tribeca’s Investment Committee, but it remains conditional upon completion of a minimum US$5.0 million equity raising (after costs) by the Group, completion of legal and tax due diligence by Tribeca, confirmation that the royalty can be granted, and completion of formal documentation. The Group expects to complete the Proposed Royalty Financing, Proposed Term Loan Amendment, and US$5.0 equity raising before November 30, 2019. Until this time, Tribeca has agreed to waive any breaches in respect of termination of the BREC coal sales agreement and the minimum cash balance. If the Group does not complete the Proposed Royalty Financing and Proposed Term Loan Amendment by November 30, 2019, an event of default under the TLF will be triggered which will allow Tribeca to request immediate repayment of the outstanding amounts owed to them. Upon completion of the Proposed Term Loan Amendment, the Group will also grant 60,000,000 new options to the lenders and cancel 25,000,000 existing options previously granted to the lenders, subject to shareholder approval and the Group obtaining the required waivers by the ASX within 60 days of the date the Facility Agreement is amended and restated. If the Group does not obtain shareholder approval and the ASX waivers by this date, the Group will be required to pay a non-refundable fee of A$2.5 million (US$1.7 million assuming a USD:AUD exchange rate of 0.69) to the lenders.

In order to satisfy the minimum US$5.0 million equity raising condition in respect of the Proposed Royalty Financing and Proposed Term Loan Amendment, the Group announced that it would make a 1 for 4 pro-rata Entitlement Offer to eligible shareholders, at an issue price of A$0.07 per new ordinary share, comprising an Institutional Entitlement Offer to be conducted on an accelerated basis and a Retail Entitlement Offer. The Group completed the Institutional Entitlement Offer in September 2019 to raise approximately A$3.1 million (US$2.1 million assuming a USD:AUD exchange rate of 0.69) before costs, and in October 2019, the Group announced that the Retail Entitlement Offer had lapsed without the Group accepting any applications and the Group will undertake a new re-priced fully underwritten 1 for 5 non-renounceable entitlement offer (“New Offer”) to raise approximately A$5.1 million (US$3.5 million assuming a USD:AUD exchange rate of 0.69) before costs, at an issue price of A$0.05 per new ordinary share. The New Offer is fully underwritten by Argonaut Capital Limited, subject to customary and specific conditions precedent. The agreed underwriting fee is 5%. In addition, institutions who accepted the Institutional Entitlement Offer will be issued an additional 2 new shares for every 5 shares subscribed for under the Institutional Entitlement Offer, for no further consideration, to reflect the revised pricing of the New Offer (“Top Up Shares”). Net proceeds from the Institutional Entitlement Offer and the New Offer will be used to fund Poplar Grove’s ongoing mine ramp-up to positive cash flow, to satisfy the minimum US$5.0 million equity raising (after costs) in respect of the Proposed Royalty Financing and Proposed Term Loan Amendment, and for general working capital purposes.

Drawdown of the second US$10.0 million tranche of the TLF, which the Group expects will be required in March 2020, is conditional upon satisfaction of a ramp-up test, financial undertakings and other customary conditions precedent.

On the basis of the funds from both the Proposed Royalty Financing drawdown of US$9.0 million (before costs) and the New Offer of approximately A$5.1 million (US$3.5 million assuming a USD:AUD exchange rate of 0.69) (before costs) becoming available in November 2019, the Group expects to be free cash flow positive in February 2020 and expects to have continued availability of sufficient and appropriately priced funding when the debt facility becomes due and payable in subsequent periods.

The Directors are confident that they will be able to complete the New Offer, Proposed Royalty Financing, Proposed Term Loan Amendment and satisfy all conditions precedent to allow drawdown of the second tranche of the TLF and that the Group will have sufficient funds to meet its obligations as and when they fall due and are of the opinion that the use of the going concern basis remains appropriate.

Should the Directors be unable to complete (1) the New Offer, (2) the Proposed Royalty Financing, (3) the Proposed Term Loan Amendment and (4) drawdown of the second tranche of the TLF, as set out above, the Group will need to raise additional funds as an event of default under the TLF will be triggered which will allow Tribeca to request immediate repayment of the outstanding amounts owed to them. Based on above, substantial doubt exists on the ability of the Group to continue as a going concern within one year after the date of issuance of the financial statements and therefore, whether it will be able to realise its assets and extinguish its liabilities in the normal course of business.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or to the amounts and classification of liabilities that might by necessary should the Group not continue as a going concern.

New standards, interpretations and amendments adopted by the Group
(b)	New standards, interpretations and amendments adopted by the Group

In the current year, the Group has adopted all of the new and revised Standards and Interpretations issued by the IASB that are relevant to its operations and effective for the current annual reporting period.

New and revised standards and amendments thereof and interpretations effective for the current reporting period that are relevant to the Group include:

•	IFRS 9 Financial Instruments, and relevant amending standards;

•	IFRS 15 Revenue from Contracts with Customers, and relevant amending standards;

•	Amendments to IFRS 2 Share-based Payments – Classification and Measurement of Share-based Payment Transactions; and

•	IFRIC 22 Foreign Currency Transactions and Advance Consideration.

The adoption of the aforementioned standards has resulted in an immaterial impact on the financial statements of the Group as at June 30, 2019. A discussion on the impact of the adoption of IFRS 9 and IFRS 15 is included below. The Group has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective.

IFRS 9 Financial Instruments

IFRS 9 Financial Instruments addresses the classification, measurement and derecognition of financial assets and financial liabilities, introduces new rules for hedge accounting and a new impairment model for financial assets.

The Group has adopted IFRS 9 from July 1, 2018 which has resulted in changes to accounting policies and the analysis for possible adjustments to amounts recognised in the financial statements. In accordance with the transitional provisions in IFRS 9, the reclassifications and adjustments are not reflected in the balance sheet as at June 30, 2018 but recognised in the opening balance sheet as at July 1, 2018.

Classification and Measurement

On July 1, 2018, the Group has assessed financial instruments held by the Group and have classified them into the appropriate IFRS 9 categories. The main effects resulting from this reclassification are shown in the table below.

On adoption of IFRS 9, the Group classified financial assets and liabilities measured at either amortised cost or fair value, depending on the business model for those assets and on the asset’s contractual cash flow characteristics. There were no changes in the measurement of the Group’s financial instruments.

There was no impact on the statement of comprehensive income or the statement of changes in equity on adoption of IFRS 9 in relation to classification and measurement of financial assets and liabilities.

The following table summarises the impact on the classification and measurement of the Group’s financial instruments at July 1, 2018:

Presented in statement of financial position	IAS 39 Classification	IFRS 9 Classification	Reported $	Restated $
Cash and cash equivalents	Loans and receivables	Amortised cost	No change	No material impact
Trade and other receivables	Loans and receivables	Amortised cost	No change	No material impact
Restricted cash	Loans and receivables	Amortised cost	No change	No material impact
Trade and other payables	Amortised Cost	Amortised cost	No change	No material impact
Interest bearing loans and borrowings	Amortised Cost	Amortised cost	No change	No material impact

The Group does not currently engage in any hedging activities and accordingly any changes to hedge accounting rules under IFRS 9 do not impact on the Group.

Impairment

IFRS 9 introduces a new expected credit loss (“ECL”) impairment model that requires the Group to adopt an ECL position across the Group’s trade and other receivables from July 1, 2018. The loss allowances for financial assets are based on the assumptions about risk of default and expected loss rates as opposed to the previously applied incurred loss model. The Group uses judgement in making these assumptions and selecting the inputs to the impairment calculation, based on the Group’s past history, existing market conditions as well as forward looking estimates at the end of each reporting period. The Group has assessed that the risk of default is minimal for trade receivables given the nature of the counterparties and the non-existence of any incurred losses since the recent start of sales activities, and therefore the loss allowance is immaterial. As such, no allowance for expected credit losses has been recognised against these receivables at June 30, 2019.

IFRS 15 Revenue from Contracts with Customers

The IASB has issued a new standard for the recognition of revenue. This has replaced IAS 18 which covers revenue arising from the sale of goods and the rendering of services and IAS 11 which covers construction contracts. The new standard is based on the principle that revenue is recognised when control of a good or service transfers to a customer. The standard permits either a full retrospective or a modified retrospective approach for the adoption.

The Group has adopted IFRS 15 from July 1, 2018 using the modified retrospective approach which means that the cumulative impact of the adoption will be recognised in retained earnings as of July 1, 2018 and that comparatives will not be restated.

Management has assessed the effects of applying the new standard on the Group’s financial statements. As at the date of adoption on July 1, 2018, the Group’s only income was interest income.  IFRS 15 did not have any impact on the recognition of interest income (which is accounted for under IFRS 9) and accordingly did not have any significant impact on reported results and balances on July 1, 2018 which required any adjustments to be made.

During the year ended June 30, 2019, the Group commenced production and started selling coal from its Poplar Grove Mine. Because the mine has not yet achieved ‘commercial production’, the proceeds from these sales were accounted for as a reduction in mine operating costs incurred (as described in Note 1(h)(iv)), but applying the measurement and recognition principles of IFRS 15. When ‘commercial production’ is reached, coal sales will be accounted for applying the accounting policies described in Note 1(o).

New standards, interpretations and amendments not yet applied by the Group
(c)	New standards, interpretations and amendments not yet applied by the Group

International Financial Reporting Standards and Interpretations that have recently been issued or amended but are not yet effective have not been adopted by the Group for the annual reporting period ended June 30, 2019.  Those which may be relevant to the Group are set out in the table below.

Standard or Interpretation	Application Date of Standard	Application Date for Group
IFRS 16 Leases	January 1, 2019	July 1, 2019
Interpretation 23 Uncertainty over Income Tax Treatments	January 1, 2019	July 1, 2019
Annual Improvements to IFRS Standards 2015–2017 Cycle	January 1, 2019	July 1, 2019
Amendments to IAS 19 Employee Benefits – Plan Amendment, Curtailment or Settlement	January 1, 2019	July 1, 2019

The impact of the adoption of IFRS 16 Leases is set out below. The adoption of the other standards, interpretations and amendments are not expected to have any significant impact on the Group’s financial statements.

IFRS 16 Leases

IFRS 16 was issued in February 2016 and is mandatorily effective for financial years commending on or after 1 January 2019. The adoption of IFRS 16 will result in almost all leases being recognised on the balance sheet, as the distinction between operating and finance leases (for lessees) is removed. Under the new standard, an asset (the right to use the leased item) and a financial liability to pay rentals are recognised. The exceptions are short-term and low-value leases.

The Group has reviewed the Group’s leasing arrangements in light of the new lease accounting rules in IFRS 16. The standard will affect primarily the accounting for the Group’s operating leases where the Group is the lessee in the lease arrangement.

As at the reporting date, the Group has non-cancellable operating lease commitments of approximately US$594,000 (refer Note 22). Of these commitments, approximately US$140,000 relate to short-term and low value leases which will both continue to be recognised on a straight-line basis as an expense in profit or loss.

For the remaining operating lease commitments, the Group expects, on 1 July 2019, to recognise right-of-use assets of approximately US$311,000 with a corresponding lease liability of approximately US$334,000.

Principles of Consolidation
(d)	Principles of Consolidation

The consolidated financial statements incorporate the assets and liabilities of all subsidiaries of the Company and the results of all subsidiaries.

Control is achieved when the Company has power over the investee, is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to use its power to affect its returns. The Company reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control listed above. When the Company has less than a majority of the voting rights of an investee, it has power over the investee when the voting rights are sufficient to give it the practical ability to direct the relevant activities of the investee unilaterally. The Company considers all relevant facts and circumstances in assessing whether or not the Company’s voting rights in an investee are sufficient to give it power.

Subsidiaries are all those entities (including special purpose entities) over which the Company has the power to govern the financial and operating policies, is exposed or has rights to variable returns from its involvement and has the ability to use its power to affect the returns of those entities. The existence and effect of potential voting rights that are currently exercisable or convertible are considered when assessing whether the Company controls another entity.

The financial statements of the subsidiaries are prepared for the same reporting period as the Company, using consistent accounting policies. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Company.

Subsidiaries are fully consolidated from the date on which control is transferred to the Company. They are de-consolidated from the date that control ceases. Intercompany transactions and balances, income and expenses and profits and losses between Group companies, are eliminated.

A change in the ownership interest of a subsidiary that does not result in a loss of control, is accounted for as an equity transaction. All investments in subsidiaries made by the parent are held at cost.

Cash and Cash Equivalents
(e)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts.

Trade and Other Receivables
(f)	Trade and Other Receivables

Trade receivables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method, less an allowance for expected credit losses.

Unbilled receivables relate to goods sold for which invoices have not yet been issued to the customer but represent the Group’s unconditional right to consideration for goods sold, because only the passage of time is required before payment of the consideration is due. These amounts are recognised and measured in the same manner as other trade receivables.

If collection of the amounts is expected in one year or less, they are classified as current assets. If not, they are presented as non-current assets. Trade receivables are generally due for settlement within 30 days and therefore are all classified as current.

As the majority of receivables are short term in nature, their carrying amount is assumed to be the same as their fair value.

Inventories
(g)	Inventories

Coal stockpiles are physically measured or estimated and valued at the lower of cost and net realisable value. Cost represents the weighted average cost and includes direct purchase costs and an appropriate portion of fixed and variable production overhead expenditure, including depreciation and amortisation, incurred in converting materials into finished goods.

Materials and supplies are valued at the lower of cost and net realisable value. Any allowance for obsolescence is determined by reference to specific stock items identified. A regular and on-going review is undertaken to establish the extent of surplus items and an allowance is made for any potential loss on their disposal.

Net realisable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

Property, Plant and Equipment
(h)	Property, Plant and Equipment

(i)	Cost and valuation

All classes of property, plant and equipment are measured at historical cost.

Plant and equipment is stated at historical cost less accumulated depreciation and any accumulated impairment losses. Such cost includes the cost of replacing parts that are eligible for capitalisation when the cost of replacing the parts is incurred. Similarly, when each major inspection is performed, its cost is recognised in the carrying amount of the plant and equipment as a replacement only if it is eligible for capitalisation. All other repairs and maintenance are recognised in the Statement of Profit or Loss and other Comprehensive Income as incurred.

(ii)	Depreciation and Amortisation

Depreciation is provided on a straight-line basis on all property, plant and equipment.

	2019	2018	2017
Major depreciation and amortisation periods are:
Land and buildings	25 years	25 years	25 years
Plant and equipment	2 – 20 years	2 – 10 years	2 – 10 years
Mine development properties	Unit of production	Unit of production	Unit of production

The assets’ residual values, useful lives and amortisation methods are reviewed, and adjusted if appropriate, at each financial year end.

(iii)	Derecognition

An item of property, plant and equipment is derecognised upon disposal or when no further future economic benefits are expected from its use or disposal.

(iv)	Mine development properties

‘Mine development properties’ consist of costs transferred from exploration properties when a decision is made to proceed with development and costs of subsequent mine development and construction.

Mine development properties are not amortized until construction is completed and the asset is in the location and condition necessary for it to be capable of operating in the manner intended by management. For a new mine, this occurs upon commencement of ‘commercial production’. ‘Commercial production’ is the level of activities intended by management for a mine, or a mine and plant complex, to be capable of operating in the manner intended by management. At June 30, 2019, the Group determined that ‘commercial production’ had not yet been reached. The Group considers a range of factors when determining the level of activity that represents ‘commercial production’ for a particular project, including: completion of certain underground development activities; commissioning of a certain number of planned mining units; percentage of design capacity for the mine and plant; achievement of continuous production over a sustained period; and specific factors such as recoveries and product quality specifications. ‘Commercial production’ is considered to have commenced at the beginning of the month after the directors deem the relevant criteria to have been met.

Underground mining operations at Poplar Grove will consist of three “mining units”, or Units, with each Unit equipped with two continuous miners. At June 30, 2019, the Group had only commissioned Unit 1 of the planned three Units.

Any mine operating costs incurred, net of proceeds received from selling product produced, prior to the commencement of ‘commercial production’ in the process of preparing an asset to be capable of operating in the manner intended by management, are capitalized in the cost of the asset. Capitalization of operating costs, net of sale proceeds received, ceases upon the commencement of ‘commercial production’.

The Group also capitalizes borrowing costs that are directly attributable to the acquisition, construction or production of qualifying assets, which are assets that take a substantial period of time to get ready for their intended use or sale. Capitalization of borrowing costs ceases once the qualifying assets commence ‘commercial production’ or are otherwise ready for their intended use or sale.

After the commencement of ‘commercial production’, all assets included in ‘mine development properties’ are then transferred to ‘mine properties’ (see below). At this time, amortization commences.

(v)	Mine properties

‘Mine properties’ consist of capitalised exploration, evaluation, feasibility, development, construction, commissioning, and other capitalised expenditures transferred from ‘mine development properties’ when a mining property reaches ‘commercial production’, as well as costs of subsequent mine development costs incurred in the production stage. Mine properties are stated at cost, less accumulated amortization and accumulated impairment losses.

Mine properties are amortised on a unit-of-production basis over the economically recoverable reserves of the mine concerned, resulting in an amortization charge proportional to the depletion of the economically recoverable mineral reserves. Amortization begins at the commencement of ‘commercial production’.

Trade and Other Payables
(i)	Trade and other payables

These amounts represent liabilities for goods and services provided to the Group prior to the end of financial year which are unpaid. The amounts are unsecured and are usually paid within 60 days of recognition. Trade and other payables are presented as current liabilities unless payment is not due within 12 months from the reporting date.

They are recognised initially at their fair value and subsequently measured at amortised cost using the effective interest method.

The carrying amounts of trade and other payables are considered to be the same as their fair values, due to their short-term nature.

Provisions
(k)	Provisions

Provisions are recognised when the group has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will result and that outflow can be reliably measured.

Interest Income
(l)	Interest income
Interest revenue is recognised on a time proportionate basis that takes into account the effective yield on the financial assets.
Income Tax
(m)	Income tax

The income tax expense for the period is the tax payable on the current period’s taxable income based on the national income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences between the tax bases of assets and liabilities and their carrying amounts in the financial statements, and to unused tax losses.

Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates which are enacted or substantively enacted for each jurisdiction. The relevant tax rates are applied to the cumulative amounts of deductible and taxable temporary differences to measure the deferred tax asset or liability. An exception is made for certain temporary differences arising from the initial recognition of an asset or a liability. No deferred tax asset or liability is recognised in relation to these temporary differences if they arose on goodwill or in a transaction, other than a business combination, that at the time of the transaction did not affect either accounting profit or taxable profit or loss.

Deferred tax liabilities and assets are not recognised for temporary differences between the carrying amount and tax bases of investments in controlled entities where the Company is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.

Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses.

The carrying amount of deferred income tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilised.

Unrecognised deferred income tax assets are reassessed at each balance date and are recognised to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered.

Current and deferred tax balances attributable to amounts recognised directly in equity are also recognised directly in equity.

Deferred tax assets and deferred tax liabilities are offset only if a legally enforceable right exists to set off current tax assets against tax liabilities and the deferred tax liabilities relate to the same taxable entity and the same taxation authority.

Paringa Resources Limited and its wholly-owned Australian subsidiaries have not yet formed an income tax consolidated group under the tax consolidation regime.

Employee Entitlements
(n)	Employee Entitlements

(i)	Short-term and Long-term employee benefits

A liability is recognised for benefits accruing to employees in respect of wages and salaries, annual leave, long service leave, and sick leave when it is probable that settlement will be required and they are capable of being measured reliably. Liabilities recognised in respect of short-term employee benefits, are measured at their nominal values using the remuneration rate expected to apply at the time of settlement.

Liabilities recognised in respect of long term employee benefits are measured as the present value of the estimated future cash outflows to be made by the Group in respect of services provided by employees up to reporting date.

(ii)	Defined contribution plans

Eligible U.S. employees participate in the Group’s defined contribution 401(k) savings plan, under which eligible employees may elect to make voluntary contributions to the plan up to a specified amount of their compensation. The Group makes matching contributions based on a percent of an employee’s eligible compensation. Eligible Australian employees receive statutory employer contributions to employee superannuation funds. These contributions are charged as expenses when incurred. These contributions are not defined benefits programs. Consequently, there is no exposure to market movements on employee superannuation liabilities or entitlements.

Revenue
(o)	Revenue

Revenue from the sale of coal is recognised when control over the inventory has transferred to the customer. Coal is sold by the Group on a free-on-board (“FOB”) basis at its barge load-out facility on the Green River, with the Group’s customers responsible for the transportation of coal. Accordingly, control is considered to have passed when the third-party transport provider arranged by the customer takes physical possession. Since the Group has not yet reached Commercial Production, all sales proceeds have been included as a reduction of costs incurred in the Mine Development Asset and accordingly no revenue has been presented in the consolidated statement of profit or loss and other comprehensive income (also refer to Note 1(g)(iv)).

Advance Royalties
(p)	Advance royalties

Rights to coal mineral leases are often acquired and/or maintained through advance royalty payments.  Where royalty payments represent prepayments recoupable against future production, they are recorded as an asset, with amounts expected to be recouped within one year classified as a current asset.  As mining occurs on these leases, the royalty prepayments are charged to operating expenses. The Group assesses the recoverability of royalty prepayments based on estimated future production. Royalty prepayments estimated to be non-recoverable are expensed.

Earnings per Share
(q)	Earnings per Share

Basic earnings per share (“EPS”) is calculated by dividing the net profit or loss attributable to members of the Company for the reporting period, after excluding any costs of servicing equity, by the weighted average number of Ordinary Shares of the Company, adjusted for any bonus issue.

Diluted EPS is calculated by dividing the basic EPS earnings, adjusted by the after-tax effect of financing costs associated with dilutive potential Ordinary Shares and the effect on revenues and expenses of conversion to Ordinary Shares associated with dilutive potential Ordinary Shares, by the weighted average number of Ordinary Shares and dilutive Ordinary Shares adjusted for any bonus issue.

Goods and Services Tax
(r)	Goods and Services Tax

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Tax Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of the expense. Receivables and payables in the statement of financial position are shown inclusive of GST.

Cash flows are presented in the cash flow statement on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

Segment Reporting
(s)	Segment Reporting

An operating segment is a component of an entity that engages in business activities from which it may earn revenues and incur expenses (including revenues and expenses relating to transactions with other components of the same entity), whose operating results are regularly reviewed by the entity’s chief operating decision maker to make decisions about resources to be allocated to the segment and assess its performance and for which discrete financial information is available. This includes start-up operations which are yet to earn revenues. Management will also consider other factors in determining operating segments such as the existence of a line manager and the level of segment information presented to the Board of Directors.

Operating segments have been identified based on the information provided to the chief operating decision makers – being the executive management team.

Operating segments that meet the quantitative criteria as prescribed by IFRS 8 are reported separately. However, an operating segment that does not meet the quantitative criteria is still reported separately where information about the segment would be useful to users of the financial statements.

Information about other business activities and operating segments that are below the quantitative criteria are combined and disclosed in a separate category for “all other segments”.

The accounting policies of the operating segments are the same as those described elsewhere in Note 1.  Further information on segmental reporting is included in Note 19.

Impairment of Assets
(t)	Impairment of Assets

The Group assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when annual impairment testing for an asset is required, the Group makes an estimate of the asset’s recoverable amount. An asset’s recoverable amount is the higher of its fair value less costs to sell and its value in use and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets and the asset’s value in use cannot be estimated to be close to its fair value. In such cases the asset is tested for impairment as part of the cash-generating unit to which it belongs. When the carrying amount of an asset or cash-generating unit exceeds its recoverable amount, the asset or cash-generating unit is considered impaired and is written down to its recoverable amount.

In assessing the value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

An assessment is also made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. If such indication exists, the recoverable amount is estimated. A previously recognised impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognised. If that is the case the carrying amount of the asset is increased to its recoverable amount. That increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised for the asset in prior years. Such reversal is recognised in profit or loss unless the asset is carried at a revalued amount, in which case the reversal is treated as a revaluation increase. After such a reversal, the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.

Fair Value Estimation
(u)	Fair Value Estimation

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the Group takes into account the characteristics of the asset or liability if market participants would take those characteristics into account when pricing the asset or liability at measurement date.

Fair value for measurement and/or disclosure purposes in these consolidated financial statements is determined on such a basis, except for share-based payment transactions that are within the scope of IFRS 2, leasing transactions that are within the scope of IAS 17, and measurements that have some similarities to fair value but are not fair value, such as value in use in IAS 36.

In addition, for financial reporting purposes, fair value measurements are categorised into Level 1, 2 or 3 based on the degree to which inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at measurement date;
•	Level 2 inputs are inputs, other than quoted prices included within Level 1, that are observable for that asset or liability, either directly or indirectly; and
•	Level 3 inputs are unobservable inputs for the asset or liability.

As disclosed above, the fair value of financial instruments traded in active markets, Level 1 in the hierarchy noted above is based on quoted market prices at the reporting date. The quoted market price used for financial assets held by the Group is the current bid price; the appropriate quoted market price for financial liabilities is the current ask price.

The nominal value less estimated credit adjustments of trade receivables and payables are assumed to approximate their fair values. The fair value of financial liabilities for disclosure purposes is estimated by discounting the future contractual cash flows at the current market interest rate that is available to the Group for similar financial instruments.

Issued and Unissued Capital
(v)	Issued and Unissued Capital

Ordinary Shares are classified as equity. Issued and paid up capital is recognised at the fair value of the consideration received by the Company.

Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction, net of tax, from the proceeds.

Foreign Currencies
(w)	Foreign Currencies

(i)	Functional and presentation currency

The functional currency of each of the Group’s entities is measured using the currency of the primary economic environment in which that entity operates. The consolidated financial statements are presented in United States dollars which is the Company’s functional and presentation currency.

(ii)	Transactions and balances

Foreign currency transactions are translated into functional currency using the exchange rates prevailing at the date of the transaction. Foreign currency monetary items are translated at the year-end exchange rate. Non-monetary items measured at historical cost continue to be carried at the exchange rate at the date of the transaction. Non-monetary items measured at fair value are reported at the exchange rate at the date when fair values were determined.

Exchange differences arising on the translation of monetary items are recognised in the Statement Profit or Loss and other Comprehensive Income, except where deferred in equity as a qualifying cash flow or net investment hedge.

Exchange differences arising on the translation of non-monetary items are recognised directly in equity to the extent that the gain or loss is directly recognised in equity, otherwise the exchange difference is recognised in the other Comprehensive Income.

(iii)	Group companies

The financial results and position of foreign operations whose functional currency is different from the Group’s presentation currency are translated as follows:

•	assets and liabilities are translated at year-end exchange rates prevailing at that reporting date;
•	income and expenses are translated at average exchange rates for the period; and
•	items of equity are translated at the historical exchange rates prevailing at the date of the transaction.

Exchange differences arising on translation of foreign operations are transferred directly to the group’s foreign currency translation reserve in the statement of financial position. These differences are recognised in the Statement of Profit or Loss and other Comprehensive Income in the period in which the operation is disposed.

Share-Based Payments
(x)	Share-Based Payments

Equity-settled share-based payments are provided to officers, employees, consultants and other advisors. These share-based payments are measured at the fair value of the equity instrument at the grant date. Fair value is determined using the Black-Scholes option pricing model. Further details on how the fair value of equity-settled share based payments has been determined can be found in Note 19.

The fair value determined at the grant date is expensed on a straight-line basis over the vesting period, based on the Company’s estimate of equity instruments that will eventually vest. At each reporting date, the Company revises its estimate of the number of equity instruments expected to vest. The impact of the revision of the original estimates, if any, is recognised in profit or loss over the remaining vesting period, with a corresponding adjustment to the share based payments reserve.

Equity-settled share-based payments may also be provided as consideration for the acquisition of assets. Where Ordinary Shares are issued, the transaction is recorded at fair value based on the quoted price of the Ordinary Shares at the date of issue. The acquisition is then recorded as an asset or expensed in accordance with accounting standards.

Mine rehabilitation
(y)	Mine rehabilitation

Mine rehabilitation costs include the dismantling and removal of mining plant, equipment and building structures, waste removal and rehabilitation of the site in accordance with the requirements of the mining permits. Such costs are determined using estimates of future costs, current legal requirements and technology. Mine rehabilitation costs are recognised in full at present value as a non-current liability. An equivalent amount is capitalised as part of the cost of the asset when an obligation arises to decommission or restore a site to a certain condition after abandonment as a result of bringing the assets to its present location. The capitalised cost is amortised over the life of the project and the provision is accreted periodically as the discounting of the liability unwinds. The unwinding of the discount is recorded as a finance cost.

Any changes in the estimates for the costs or other assumptions against the cost of relevant assets are accounted for on a prospective basis. In determining the costs of site restoration there is uncertainty regarding the nature and extent of the restoration due to community expectations and future legislation.

Use and Revision of Accounting Estimates, Judgements and Assumptions
(z)	Use and Revision of Accounting Estimates, Judgements and Assumptions

The preparation of the financial report requires management to make judgements, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

In particular, information about significant areas of estimation uncertainty and critical judgements in applying accounting policies that have the most significant effect on the amount recognised in the financial statements are described in the following notes:

◾	Commencement of ‘commercial production’ (refer Note 1(h));
◾	Depreciation and amortisation of property, plant and equipment (refer Note 1(h));
◾	Provision for mine rehabilitation (refer Note 12);
◾	Share-based payments (refer Note 19); and
◾	Recognition of deferred tax asset (refer Note 3).